UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8‑K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2018
NRG ENERGY, INC. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001‑15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)
804 Carnegie Center, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)
(609) 524‑4500 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[ ] Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[ ] Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2018, Christopher Moser was named Executive Vice President, Operations of NRG Energy, Inc. (the "Company").

Mr. Moser, age 47, most recently served as Senior Vice President, Operations of the Company, with responsibility for Plant Operations, Commercial Operations, Business Operations and Engineering and Construction, beginning in March 2016. From June 2010 to March 2016, Mr. Moser served as Senior Vice President, Commercial Operations. In this capacity, he was responsible for the optimization of the Company's wholesale generation fleet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: January 5, 2018

3